UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 26, 2020

Ameri Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38286	95-4484725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 Research Court, Suite 750, Suwanee, Georgia	30024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (770) 935-4152

(Former Name or Former Address, If Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock $0.01 par value per share	AMRH	The NASDAQ Stock Market LLC
Warrants to Purchase Common Stock	AMRHW	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

Amalgamation Amendment Agreement

On May 26, 2020, Ameri Holdings, Inc. (the “Company” or “Ameri”) entered into an Amalgamation Amendment Agreement (the “Amendment”) to amend that certain Amalgamation Agreement dated January 10, 2020, by and between Ameri Holdings, Inc., Jay Pharma Merger Sub, Inc. (“Merger Sub”), Jay Pharma Inc. (“Jay Pharma”), Jay Pharma ExchangeCo, Inc. (“ExchangeCo”), and Barry Kostiner (as previously amended on May 6, 2020, the “Amalgamation Agreement”). Capitalized terms not defined and used herein shall have the meanings ascribed to such terms in the Amalgamation Agreement.

The purpose of the Amendment was to revise the Amalgamation Agreement to reflect the issuance of two different classes of ExchangeCo Special Shares to the holders of Jay Pharma common stock as consideration for the amalgamation, including amending the ExchangeCo Exchangeable Share Provisions to reflect the creation of the ExchangeCo Special Shares. The Amendment made the following changes to the Amalgamation Agreement:

●	Definitions for “Series B Warrants” and “Series B Warrant Shares”, were amended to reflect that the Series B Warrant Shares are the shares of Resulting Issuer common stock underlying the Series B Warrants and issuable upon the exercise of the Series B Warrants.

●	Definitions for “ExchangeCo Class A Special Shares” and “ExchangeCo Class B Special Shares” were added and the exchange mechanics in Section 2.5 of the Amalgamation Agreement were revised to reflect that (i) non-Eligible Holders will be receiving Class A Special Shares and (ii) Eligible Holders will be receiving ExchangeCo Class B Special Shares. Additionally, the ExchangeCo Exchangeable Share Provisions were revised to reflect the creation of ExchangeCo Class A Special Shares and ExchangeCo Class B Special Shares.

●	The definition of “Exchange Ratio” was revised to reflect the following:

○	The calculation of the fully diluted share count of Jay Pharma immediately prior to the effective time described in the defined term “Company Outstanding Shares” excludes any shares of Jay Pharma common stock issued or issuable (i) pursuant to the Alpha Bridge Loan and the Alpha Investment or (ii) the warrants to purchase up to 7% of Jay Pharma common stock issued pursuant to the placement agent agreement by and between Jay Pharma and Palladium.

○	The calculation of the fully diluted of Ameri immediately prior to the effective time described in the defined term “Parent Outstanding Shares” shall only take into account two-thirds of the shares underlying any outstanding Ameri warrants, but shall specifically include the warrants to purchase up to 646,094 shares of Ameri common stock held by Alpha.

●	Section 2.5(f) was revised to reflect that, in connection with the Alpha Bridge Loan and the Alpha Investment, Alpha will receive the number of ExchangeCo Class A Special Shares exchangeable for the number of shares of Series B non-voting preferred stock convertible into the number of shares of Resulting Issuer common stock equal to the product of (i) the Exchange Ratio and (ii) (A) the sum of (1) the amount of the Alpha Investment and (2) the amount of the Alpha Bridge Loan, divided by (B) the per share price derived from (1) $40,000,000 divided by (2) the number of shares of shares of Jay Pharma common stock outstanding immediately prior to the effective time, but excluding any shares of Jay Pharma common stock issued or issuable (x) pursuant to the Alpha Bridge Loan and the Alpha Investment or (y) the warrants to purchase up to 7% of Jay Pharma common stock issued pursuant to the placement agent agreement by and between Jay Pharma and Palladium.

●	The calculation of the shares of Resulting Issuer common stock issuable on the exercise of the Series B Warrants that was added by the First Amendment was revised. Instead of providing Alpha with the ability to exercise the Series B Warrants for 8,100,000 shares of Resulting Issuer common stock, the Series B Warrants are exercisable for the number of shares of Resulting Issuer common stock equal to the product of (i) 8,100,000 and (ii) the Exchange Ratio.

●	The Series B Warrants and the shares issuable on the exercise of the Series B Warrants will be registered on Form S-1 or Form S-3, to be filed by the Resulting Issuer at a later date to be mutually agreed on by Alpha and the Resulting Issuer, on terms agreeable to Alpha. The Series B Warrants and the shares issuable on the exercise of the Series B Warrants will not be included on the initial NASDAQ listing application, but will be included on a NASDAQ listing application to be filed at a later date agreed to by the Resulting Issuer and Alpha. Additionally, the condition to closing regarding the registration statements was revised such that only the effectiveness of this Registration Statement is a condition to closing.

●	The definition of “End Date” was revised such that the Amalgamation Agreement no longer terminates if the amalgamation is not consummated by the date that is 180 days after the date of the Amalgamation Agreement. Instead, the Amalgamation Agreement automatically terminates if the amalgamation is not consummated by September 30, 2020.

●	A provision was added regarding the Letter of Transmittal, which is to be delivered to the Jay Pharma shareholders within five business days of the effective time.

The foregoing description of the material terms of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amalgamation Amendment Agreement No. 2, dated May 26, 2020, by and between Ameri Holdings, Inc., Jay Pharma Merger Sub, Inc., Jay Pharma Inc., Jay Pharma ExchangeCo, Inc. and Barry Kostiner.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 1, 2020	AMERI HOLDINGS, INC.

	By:	/s/ Barry Kostiner
	Name:	Barry Kostiner
	Title:	Chief Financial Officer

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